Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On May 28, 2020, pursuant to the previously announced Agreement and Plan of Merger, dated December 19, 2019 (the “Merger Agreement”), by and among AYRO, Inc., a Delaware corporation previously known as DropCar, Inc. (the “Company”), ABC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and AYRO Operating Company, a Delaware corporation previously known as AYRO, Inc. (“AYRO Operating”), Merger Sub was merged with and into AYRO Operating, with AYRO Operating continuing after the merger as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”).

The unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2020 and the pro forma condensed combined income statements for the year ended December 31, 2019, which give effect to the Merger, are presented herein. The Merger will be accounted for as a “reverse merger” business combination under the acquisition method of accounting with AYRO Operating treated as the accounting acquirer. AYRO Operating was determined to be the accounting acquirer based upon the terms of the Merger and other factors, such as the number of shares issued to AYRO Operating stockholders under the Merger Agreement, relative voting rights and the composition of the combined company’s board and senior management. The unaudited pro forma condensed financial statements also give effect to the sale of the assets associated with the Company’s business of providing vehicle support, fleet logistics and concierge services for both consumers and the automotive industry pursuant to the asset purchase agreement, dated December 18, 2019 (the “Asset Purchase Agreement”) by and among the Company, DropCar Operating Company, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DropCar Operating”), DC Partners Acquisition, LLC (“DC Partners”), Spencer Richardson and David Newman, which closed immediately following the effective tie of the Merger on May 28, 2020 (the “Asset Sale Transaction”).

The unaudited pro forma condensed combined balance sheet as of March 31, 2020 combines the historical condensed balance sheet of the Company as of March 31, 2020 and the historical condensed consolidated balance sheet of AYRO Operating as of March 31, 2020, giving pro forma effect to the Merger and the Asset Sale Transaction as if such transactions had been completed on March 31, 2020. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2020 combine the historical audited condensed statement of operations of the Company for the three months ended March 31, 2020 and the historical audited condensed statements of operations of AYRO Operating for the three months ended March 31, 2020, giving pro forma effect to the merger and the Asset Sale Transaction as if such transactions had been completed on January 1, 2019. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 combine the historical audited condensed statement of operations of AYRO for its fiscal year ended December 31, 2019 and the historical audited condensed statements of operations of AYRO Operating for its fiscal year ended December 31, 2019, giving pro forma effect to the merger and the Asset Sale Transaction as if such transactions had been completed on January 1, 2019. The historical financial information has been adjusted in the respective unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Merger or the Asset Sale Transaction, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined company.

The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The pro forma condensed combined financial statements are presented for illustrative purposes only and do not purport to represent what the financial position or results of operations would have been if the Merger or the Asset Sale Transaction had been completed as of the dates indicated in the unaudited pro forma condensed combined financial statements or that will be realized upon the consummation of the proposed transactions.

The application of the acquisition method of accounting is dependent upon certain valuations and other studies that have yet to be completed or have not progressed to a stage where there is sufficient information for a definitive measurement. Accordingly, the pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed, and have been made solely for the purpose of providing unaudited pro forma condensed combined financial statements. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future financial position and results of operations. Fair values determined as of the assumed acquisition dates are based on the most recently available information. To the extent there are significant changes to the combined company’s business, or as new information becomes available, the assumptions and estimates herein could change significantly. The unaudited pro forma condensed combined financial statements do not reflect certain transactions that occurred subsequent to March 31, 2020.

Because AYRO Operating is being treated as the accounting acquirer, AYRO Operating’s assets and liabilities will be recorded at their precombination carrying amounts and the historical operations that are reflected in the financial statements will be those of AYRO Operating. The Company’s assets and liabilities will be measured and recognized at their fair values as of the date of the merger, and consolidated with the assets, liabilities and results of operations of AYRO Operating after the consummation of the Merger. The unaudited pro forma condensed combined statements of operations include certain acquisition accounting adjustments described therein.

The unaudited pro forma condensed combined statements of operations do not include (a) the impacts of any revenue, cost or other operating synergies that may result from the Merger or any related restructuring costs and (b) certain amounts resulting from the merger that were determined to be of a non-recurring nature. On May 28, 2020, immediately following the effective time of the Merger, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of common stock (the “Reverse Stock Split”), and immediately following the Reverse Stock Split, the Company issued a stock dividend of one share of common stock for each outstanding share of common stock to all holders of record immediately following the effective time of the Reverse Stock Split (the “Stock Dividend”). Accordingly, all share and per share amounts for all periods presented in these unaudited pro forma condensed combined financial statements and related notes have been adjusted retroactively, where applicable, to reflect the Reverse Stock Split and the Stock Dividend.

DropCar, Inc., and Subsidiaries

PROFORMA Condensed Consolidated Balance Sheets

As of March 31, 2020

(Unaudited)

	AYRO, Inc.	DropCar, Inc.	Pro Forma Adjustments for Disposition		Pro Forma As Adjusted	Pro Forma Adjustments for AYRO Reverse Acquisition		Pro Forma Results

ASSETS

CURRENT ASSETS:
Cash	$68,940	$3,551,393	$		$3,620,333	$4,000,000	(1) (3)	$7,620,333
Accounts receivable, net	166,680	-		-	166,680	-		166,680
Inventories	1,068,187	-		-	1,068,187	-		1,068,187
Prepaid expenses and other current assets	278,556	172,672			451,228	-		451,228
Current assets held for sale		197,902		(197,902)	-	-		-
Total current assets	1,582,363	3,921,967		(197,902)	5,306,428	4,000,000		9,306,428

Property and equipment, net	490,855	-		-	490,855	-		490,855
Capitalized software costs, net	-	-		-	-	-		-
Operating lease right-of-use asset	1,190,963	-		-	1,190,963	-		1,190,963
Other assets	265,202	-		-	265,202	-		265,202
Noncurrent assets held for sale	-	390,832		(390,832)	-	-		-

TOTAL ASSETS	$3,529,383	$4,312,799		$(588,734)	$7,253,448	$4,000,000		$11,253,448

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$879,101	$1,558,909	$		$2,438,010	$-		2,438,010
Accrued expenses	1,040,011	-		-	1,040,011	-		1,040,011
Contract liability	71,404	-		-	71,404	-		71,404
Related party payables	15,000	-		-	15,000	-		15,000
Notes payable, current portion	1,507,092	-		-	1,507,092	(1,500,000	) (2) (3)	7,092
Lease liability, current portion	229,977	-		-	229,977	-		229,977
Current liabilities held for sale		912,472		(912,472)	-	-		-
Total current liabilities	3,742,585	2,471,381		(912,472)	5,301,494	(1,500,000)		3,801,494

Notes payable, net of debt discount and current portion	379,942	-		-	379,942			379,942
Lease liability, net of current portion	976,607	-		-	976,607			976,607
TOTAL LIABILITIES	5,099,135	2,471,381		(912,472)	6,658,043	(1,500,000)		5,158,043

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Ayro Preferred stock, $0.001 par value, 8,472,500 shares authorized
Ayro Series Seed 1 Preferred Stock 3,272,500 shares designated, 3,272,500 shares issued and outstanding;	3,272,500	-		-	3,272,500	(3,272,500	) (1)	-
Ayro Series Seed 2 Preferred Stock 2,200,000 shares designated, 1,907,682 shares issued and outstanding;	3,268,444	-		-	3,268,444	(3,268,444	) (1)	-
Ayro Series Seed 3 Preferred Stock 3,000,000 shares designated, 2,180,803 shares issued and outstanding;	2,484,301	-		-	2,484,301	(2,484,301	) (1)	-
DropCar Preferred stock, $0.0001 par value, 5,000,000 shares authorized				-	-			-
DropCar Series seed preferred stock, 842,405 shares authorized, zero issued and outstanding	-	-		-	-	-		-
DropCar Series A preferred stock, 1,963,877 shares authorized, zero issued and outstanding	-	-		-	-	-		-
DropCar Convertible Series H, 8,500 shares designated, zero shares issued and outstanding;	-	-		-	-	-		-
DropCar Convertible Series H-1, 9,488 shares designated, zero shares issued and outstanding	-	-		-	-	-		-
DropCar Convertible Series H-2, 3,500 shares designated, zero shares issued and outstanding	-	-		-	-	-		-
DropCar Convertible Series H-3, 8,461 shares designated, zero shares issued and outstanding;	-	-		-	-	-		-
DropCar Convertible Series H-4, 30,000 shares designated, 5,028 shares issued and outstanding;	-	1		-	1	(1	) (1)	-
Convertible Series H-5, 50,000 shares designated, zero shares issued and outstanding;	-	-		-	-	-		-
Convertible Series H-6, 50,000 shares designated, 29,822 shares issued and outstanding;	-	3		-	3	(3	) (1)	-
Ayro Common stock, $0.001 par value; 26,347,500 shares authorized, 14,478,795 issued and outstanding;	16,683			-	16,683	(16,683	) (1)	-
DropCar Common stock, $0.0001 par value; 100,000,000 shares authorized, 4,551,882 issued and outstanding	-	455			455	928	(1)	1,383
Additional paid in capital	5,142,117	37,612,600		(35,447,903)	7,306,814	14,541,004	(2) (3) (4)	21,847,818
Accumulated deficit	(15,753,796)	(35,771,641)		35,771,641	(15,753,796)			(15,753,796)

TOTAL STOCKHOLDERS’ EQUITY	(1,569,751)	1,841,418		323,738	595,405	5,500,000		6,095,405

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,529,383	$4,312,799		$(588,734)	$7,253,448	$4,000,000		$11,253,448

DropCar, Inc., and Subsidiaries

PROFORMA Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2020

(Unaudited)

	AYRO, Inc.	DropCar, Inc.	Pro Forma Adjustments for Disposition		Pro Forma As Adjusted	Pro Forma Adjustments for AYRO Reverse Acquisition	Pro Forma Results

REVENUES	$146,816	$-	$-		$146,816	$-	$146,816

COST OF REVENUE	113,155	-	-		113,155	-	113,155

GROSS PROFIT (LOSS)	33,661	-	-		33,661	-	33,661

OPERATING EXPENSES
Research and development expenses	154,699	-	-		154,699	-	154,699
Sales and marketing expenses	319,455	-	-		319,455	-	319,455
General and administrative expenses	1,249,051	773,118	-		2,022,169	2,863,481 (5)	4,885,650
TOTAL OPERATING EXPENSES	1,723,205	773,118	-		2,496,323	2,863,481	5,359,804

OPERATING LOSS	(1,689,544)	(773,118)	-		(2,462,662)	(2,863,481)	(5,326,143)

Other income (expense), net	(105,609)	-	-		(105,609)		(105,609)

LOSS FROM CONTINUING OPERATIONS	(1,795,153)	(773,118)	-		(2,568,271)	(2,863,481)	(5,431,752)

DISCONTINUED OPERATIONS
Income (loss) from operations of discontinued component	-	(284,544)	284,544	(4)	-	-	-
Loss on sale of component	-	-	-		-	-	-
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	(284,544)	284,544		-	-	-

NET LOSS	$(1,795,153)	$(1,057,662)	$284,544		$(2,568,271)	$(2,863,481)	$(5,431,752)

Deemed dividend on exchange of warrants	-	-	-		-	-	-

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,795,153)	$(1,057,662)	$284,544		$(2,568,271)	$(2,863,481)	$(5,431,752)

AMOUNTS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Loss from continuing operations	$(1,795,153)	$(773,118)	$-		$(2,568,271)	$(2,863,481)	$(5,431,752)
Loss from discontinued operations	-	(284,544)	284,544		-	-	-
NET LOSS	$(1,795,153)	$(1,057,662)	$284,544		$(2,568,271)	$(2,863,481)	$(5,431,752)

LOSS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.12)	$(0.19)					$(0.39)
Diluted	$(0.12)	$(0.19)					$(0.39)
EARNINGS (LOSS) PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$-	$(0.07)					$-
Diluted	$-	$(0.07)					$-
NET LOSS PER SHARE:
Basic	$(0.12)	$(0.26)					$(0.39)
Diluted	$(0.12)	$(0.26)					$(0.39)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	14,478,795	4,132,212					13,833,347
Diluted	14,478,795	4,132,212					13,833,347

DropCar, Inc., and Subsidiaries

PROFORMA Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2019

(Unaudited)

	AYRO, Inc.	DropCar, Inc.	Pro Forma Adjustments for Disposition		Pro Forma As Adjusted	Pro Forma Adjustments for AYRO Reverse Acquisition	Pro Forma Results

REVENUES	$890,152	$-	$-		$890,152	$-	$890,152

COST OF REVENUE	691,843	-	-		691,843	-	691,843

GROSS PROFIT (LOSS)	198,309	-	-		198,309	-	198,309

OPERATING EXPENSES
Research and development expenses	714,280	205,000	(205,000	)(1)	714,280	-	714,280
Sales and marketing expenses	1,300,119	718,345	(718,345	)(1)	1,300,119	-	1,300,119
General and administrative expenses	6,678,312	1,553,814	-		8,232,126	1,755,439 (2)	9,987,565
TOTAL OPERATING EXPENSES	8,692,711	2,477,160	(923,345)		10,246,525	1,755,439	12,001,964

OPERATING LOSS	(8,494,402)	(2,477,160)	923,345		(10,048,216)	(1,755,439)	(11,803,655)

Other income (expense), net	(170,291)	-	-		(170,291)		(170,291)

LOSS FROM CONTINUING OPERATIONS	(8,664,693)	(2,477,160)	923,345		(10,218,507)	(1,755,439)	(11,973,946)

DISCONTINUED OPERATIONS
Income (loss) from operations of discontinued component	-	(2,425,223)	2,425,223	(1)	-	-	-
Loss on sale of component	-	-	-		-	-	-
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	(2,425,223)	2,425,223		-	-	-

NET LOSS	$(8,664,693)	$(4,902,383)	$3,348,568		$(10,218,507)	$(1,755,439)	$(11,973,946)

Deemed dividend on exchange of warrants	-	(57,875)	-		(57,875)	-	(57,875)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(8,664,693)	$(4,960,258)	$3,348,568		$(10,276,382)	$(1,755,439)	$(12,031,821)

AMOUNTS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Loss from continuing operations	$(8,664,693)	$(2,535,035)	$923,345		$(10,276,382)	$(1,755,439)	$(12,031,821)
Loss from discontinued operations	-	(2,425,223)	2,425,223		-	-	-
NET LOSS	$(8,664,693)	$(4,960,258)	$3,348,568		$(10,276,382)	$(1,755,439)	$(12,031,821)

LOSS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$(0.81)	$(0.72)					$(0.87)
Diluted	$(0.81)	$(0.72)					$(0.87)
EARNINGS (LOSS) PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$-	$(0.68)					$-
Diluted	$-	$(0.68)					$-
NET LOSS PER SHARE:
Basic	$(0.81)	$(1.40)					$(0.87)
Diluted	$(0.81)	$(1.40)					$(0.87)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	10,655,957	3,541,511					13,833,347
Diluted	10,655,957	3,541,511					13,833,347

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Description of the Transaction and Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of SEC Regulation S-X, and present the pro forma financial position and results of operations of the surviving company based upon the historical data of DropCar and Ayro, after giving effect to the merger.

Proposed Merger

Pursuant to the merger agreement, a wholly owned subsidiary of DropCar will be merged with and into Ayro, with Ayro continuing after the merger as the surviving corporation and a wholly-owned subsidiary of DropCar. DropCar will issue to Ayro stockholders 1.3634 shares of DropCar common stock per share of Ayro common stock, pursuant to the terms of the Merger Agreement. On a pro forma basis, based upon the number of shares of DropCar common stock expected to be issued in the merger (including in respect of outstanding Ayro options and warrants), (i) current DropCar stockholders and their designees will own approximately 20% of the combined company and current Ayro stockholders and their designees will own approximately 80% of the combined company, in each case excluding the shares to be held in escrow to secure indemnification obligations.

Treatment of Stock Options and Warrants in the Merger

All Ayro stock options granted under the Ayro stock option plans (whether or not then exercisable) that are outstanding prior to the effective time of the merger will convert into options to purchase DropCar common stock, retaining their same vesting schedules. All warrants to purchase shares of Ayro capital stock that are outstanding prior to the effective time of the merger will be cancelled. At the effective time of the merger, the warrants will be converted into and exchangeable for warrants to purchase shares of DropCar common stock equal to the number of shares Ayro common stock issuable upon exercise of such warrants multiplied by the Exchange Ratio with an exercise price equal to the exercise price of such warrants divided by the Exchange Ratio. After the effective time, all outstanding and unexercised Ayro stock options assumed by DropCar may be exercised solely for shares of DropCar common stock. The number of shares of DropCar common stock subject to each Ayro stock option assumed by DropCar shall be determined by multiplying (a) the number of shares of Ayro common stock that were subject to such Ayro stock option, as in effect immediately prior to the effective time of the merger by (b) the Exchange Ratio, as defined in the merger agreement, and rounding the resulting number down to the nearest whole number of shares of DropCar common stock. The per share exercise price for the DropCar common stock issuable upon exercise of each Ayro stock options assumed by DropCar shall be determined by dividing (x) the per share exercise price of Ayro common stock subject to such Ayro stock option, as in effect immediately prior to the effective time of the merger, by (y) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent. Refer to the section entitled “Merger Agreement — Effects of Merger; Merger Consideration” elsewhere in this joint proxy and consent solicitation statement/prospectus for further information regarding the exchange ratio.

Vesting of most DropCar equity awards issued and outstanding will be accelerated to 100% at the Effective Time of the merger, and all such equity awards issued and outstanding at the time of the merger will remain issued and outstanding. For accounting purposes, since the awards become fully vested contemporaneously with the consummation of the merger, any remaining unrecognized compensation cost associated with the original grant date fair value of the awards would be recognized in DropCar’s precombination financial statements.

As a condition to the Closing, DropCar is obligated to raise $2 million, in equity financing (the “Merger Financing”) and/or convertible debt financing. The Merger Financing is expected to close immediately prior to or simultaneously with the Closing. In addition, the consummation of the Merger is subject to customary conditions, including, without limitation, (a) approval by the DropCar and Ayro stockholders of the Merger Agreement and the transactions contemplated thereby; (b) the absence of any law, order, injunction or other legal restraint prohibiting the Merger; and (c) receipt of approval from NASDAQ to list the shares of DropCar common stock on The NASDAQ Capital Market post-Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (i) the accuracy of the other party’s representations and warranties (subject to customary qualifiers), and (ii) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary qualifiers). The Merger Agreement contains specified termination rights for both the DropCar and Ayro, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of  $1,000,000, which, under specified circumstances, may include reimbursement for various expenses incurred in connection with the proposed Merger. On May 27, 2020, holders of a majority of outstanding shares for both DropCar and AYRO approved the Merger Agreement and associated transactions. On May 28, 2020, the combined companies received approval to list its shares on the NASDAQ Capital Market. Additionally, on May 28, 2020, the board of directors for both DropCar and AYRO approved the Merger in full.

Notes to merger proforma adjustments

The following pro forma adjustments are based on preliminary estimates, which may change significantly as additional information is obtained:

(1)	Investment in Ayro of $2,000,000, plus closing cash of $2,500,000, included as part of the merger and stock purchase agreements;

	Par Value	$0.0001

	Shares	Common Stock par value	Effect of 1:10 Reverse Split and 1:1 stock dividend
Proforma Adjustments for Reverse Acquisition
DropCar Common outstanding as of March 31, 2020	4,551,882	$455	$(364)

DropCar - Share Adjustment to Transfer Agent records	(1,377)	$(0)	$(0)
DropCar - Conversion of 21,689 shares of H6 Preferred shares in April/May 2020	2,193,900	$219	$43
DropCar - Conversion of H6 Warrants to 1,773,621 common shares in April-May2020	2,233,333	$223	$45
DropCar - Director grants of 191,056 common shares - May 2020	191,056	$19	$4
DropCar - Prior principals’ stock grants of 125,000 common shares - May 2020	125,000	$13	$3
DropCar - Conversion of 5,028 shares of H-4 Preferred Stock multiplied by the stated value of 235.50 divided by the $0.50 conversion price adjustment	2,368,188	$237	$47
DropCar - Conversion of 7,883 shares of H-6 Preferred Stock at 100:1	788,300	$79	$16
Issuance of 2,075,003 shares of DropCar common stock for investment banking services upon closing of merger	2,075,003	$208	$42
Issuance of 16,600,014 shares of DropCar common stock for merger funding	16,600,014	$1,660	$332
Conversion of 16,508,023 shares of AYRO Common Stock multiplied by Exchange Ratio of 1.3634	22,507,040	$2,251	$450
Conversion of 3,272,500 shares of AYRO Series Seed 1 Preferred Stock to AYRO Common Stock (1:1), multiplied by Exchange Ratio of 1.3634 for conversion to DropCar Common Stock	4,461,727	$446	$89
Conversion of 1,907,682 shares of AYRO Series Seed 2 Preferred Stock to AYRO Common Stock (1:1), multiplied by Exchange Ratio of 1.3634 for conversion to DropCar Common Stock	2,600,934	$260	$52
Conversion of 2,180,803 shares of AYRO Series Seed 3 Preferred Stock to AYRO Common Stock (1:1), multiplied by Exchange Ratio of 1.3634 for conversion to DropCar Common Stock	2,973,308	$297	$59
Issuance upon merger closing of 2,282,881 shares of AYRO Common Stock to an advisor multiplied by Exchange Ratio of 1.3634 for conversion to DropCar Common Stock	3,112,480	$311	$62
Issuance upon merger closing of 1,750,000 shares of AYRO Common Stock under a nominal stock agreement to investor as compensation for bridge funding multiplied by Exchange Ratio of 1.3634 for conversion to DropCar Common Stock	2,385,950	$239	$48
		$-	$-

Total Proforma Adjustments for Reverse Acquisition	69,166,734	$6,917	$928
Common Shares outstanding post 1:10 reverse split and 1:1 stock dividend	13,833,347

(2)	AYRO - Bridge debt of $1,000,000 converted to equity upon closing;
(3)	AYRO - Bridge debt of $500,000 repaid upon closing;
(4)	Adjustment for discontinued operations, research & development and sales & marketing initiatives ceased upon merger close;
(5)	Stock-based compensation expense for advisor granted common stock 3,112,480 shares x $0.92/sh (current price).

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2. Accounting Policies and Merger Pro Forma Adjustments

Based on Ayro’s review of DropCar’s summary of significant accounting policies disclosed in DropCar’s financial statements, the nature and amount of any adjustments to the historical financial statements of DropCar to conform its accounting policies to those of Ayro are not expected to be significant.